EXHIBIT 10.1

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

     This Sixth Amendment to Credit Agreement (this "Sixth Amendment"), dated as of March 6, 2006 (the "Effective Date"), is by and among DELTA PETROLEUM CORPORATION, a Colorado corporation ("Borrower"), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as "Executing Banks," and individually, an "Executing Bank").

                                W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, JPMorgan Chase Bank, N.A., and the financial institutions party thereto as Banks are parties to that certain Credit Agreement dated as of November 5, 2004 (as heretofore amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and

     WHEREAS, Borrower has requested that Banks amend certain terms of the Credit Agreement in certain respects; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:

     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

          1.1 Amendment to Definition. The definition of "Loan Papers" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

          "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignments and Amendment to Mortgages), the Assignments and Amendments to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.




          1.2 Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:

          "Sixth Amendment" means that certain Sixth Amendment to Credit Agreement dated as of March 6, 2006, among Borrower, Administrative Agent and Banks party thereto.

          1.3 Amendment to Financial Covenant. Section 10.1 of the Credit Agreement shall be amended to read in full as follows:

          "Section 10.1 Current Ratio. As of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2006, Borrower will not permit its ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than 1.0 to 1.0.

     Section 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each condition precedent set forth in this Section 2:

          2.1 Amendment Fee. Upon execution of this Sixth Amendment by Required Banks, Borrower shall pay to Administrative Agent, for the benefit of Executing Banks, a fee in the amount of $5,000 for each Executing Bank. Such $5,000 fee shall be distributed by Administrative Agent to each Executing Bank provided that such Executing Bank executes and delivers this Sixth Amendment on or before March 6, 2006.

          2.2 No Defaults. After giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default shall exist.

          2.3 Fees and Expenses. Borrower shall have paid all fee and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its Affiliates.

          2.4 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.

     Section 3. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Sixth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

          3.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Sixth Amendment are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.


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          3.2  Validity and Enforceability.  This Sixth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

          3.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

          3.4 Absence of Defaults. After giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default has occurred which is continuing.

          3.5 No Defense. Borrower has no defense to the payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

     Section 4.  Miscellaneous.

          4.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

          4.2 Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Sixth Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

          4.3 Parties in Interest. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Sixth Amendment.


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          4.5  Counterparts.  This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

          4.6 Complete Agreement. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

          4.7 Headings. The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.

          4.8 Effectiveness. This Sixth Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 2 hereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]
























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                               SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO



                                    BORROWER:

                                    DELTA PETROLEUM CORPORATION,
                                    a Colorado corporation


                                    By:  /s/ Kevin K. Nanke
                                    Name:  Kevin K. Nanke
                                    Title: Chief Financial Officer

     Each of the undersigned (i) consent and agree to this Sixth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

                                    ACKNOWLEDGED AND AGREED TO BY:

                                    DELTA EXPLORATION COMPANY, INC.,
                                    a Colorado corporation


                                    By:  /s/ Kevin K. Nanke
                                    Name:  Kevin K. Nanke
                                    Title: Chief Financial Officer


                                    PIPER PETROLEUM COMPANY,
                                    a Colorado corporation


                                    By:  /s/ Kevin K. Nanke
                                    Name:  Kevin K. Nanke
                                    Title: Chief Financial Officer













                               SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO




                                    ADMINISTRATIVE AGENT:

                                    JPMORGAN CHASE BANK, N.A.,
                                    as Administrative Agent


                                    By:  /s/ J. Scott Fowler
                                         J. Scott Fowler
                                         Vice President

                                    BANKS:

                                    JPMORGAN CHASE BANK, N.A


                                    By: /s/ J. Scott Fowler
                                        J. Scott Fowler,
                                        Vice President





























                               SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO



                                    BANK OF OKLAHOMA, N.A.


                                    By: /s/ Allen Rheem
                                    Name:  Allen Rheem
                                    Title: Vice President











































                               SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                                      U.S. BANK NATIONAL ASSOCIATION



                                      By:  /s/ Kathryn A. Gaiter
                                      Name:  Kathryn A. Gaiter
                                      Title: Vice President










































                               SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                                      HIBERNIA NATIONAL BANK



                                      By:  /s/ Nancy G. Moragas
                                      Name:  Nancy G. Moragas
                                      Title: Vice President









































                               SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                                      COMERICA BANK



                                      By: /s/ Matthew J. Purchase
                                      Name:  Matthew J. Purchase
                                      Title: Vice President










































                               SIGNATURE PAGE TO
                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                                 BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                                      BANK OF SCOTLAND



                                      By:  /s/ Joseph Fratus
                                      Name:  Joseph Fratus
                                      Title: First Vice President